Trade receivables, other assets, prepaid expenses and Tax receivables - Disclosure of allowance for financing receivables (Details) - Receivables from financing activities € in Millions	12 Months Ended
Dec. 31, 2021 EUR (€)
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Allowance, beginning balance	€ 98
Provision	77
Use and other changes	(54)
Transferred to Assets held for sale	0
Allowance, ending balance	€ 121